SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.
                                (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Confidential,  for  Use of the  Commission  Only  (as  permitted  by  Rule
      14a-6(e)(2)
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss. 240.14a-12

                           COMMUNITY BANKSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No Fee Required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies:

       _________________________________________________________________________

      2) Aggregate number of securities to which transaction applies:

       _________________________________________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       _________________________________________________________________________

      4) Proposed maximum aggregate value of transaction:

       _________________________________________________________________________

      5)    Total fee paid

       _________________________________________________________________________

[ ]   Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:________________________________________________

      2) Form, Schedule or Registration Statement No.:__________________________

      3) Filing Party:__________________________________________________________

      4) Date Filed:____________________________________________________________

                           COMMUNITY BANKSHARES, INC.
                               102 Founders Court
                              Post Office Box 2086
                      Orangeburg, South Carolina 29116-2086


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To be held May 22, 2006


TO THE SHAREHOLDERS:

      Notice is hereby given that the Annual Meeting of the Shareholders (the "Annual Meeting") of Community Bankshares, Inc., a South Carolina corporation (the "Company"), will be held at the offices of the Company, 102 Founders Court, Orangeburg, South Carolina at 3:00 p.m., on Monday, May 22, 2006, for the following purposes:

     (1)  To elect four directors to each serve three-year terms; and

     (2) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      Only record holders of Common Stock of the Company at the close of business on March 27, 2006, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

      You are cordially invited and urged to attend the Annual Meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. IF YOU NEED ASSISTANCE IN COMPLETING YOUR PROXY, PLEASE CALL THE COMPANY AT (803) 535-1060 or (888) 329-1060. IF YOU ARE THE RECORD OWNER OF YOUR SHARES AND ATTEND THE ANNUAL MEETING AND DESIRE TO REVOKE YOUR PROXY AND VOTE IN PERSON, YOU MAY DO SO. IN ANY EVENT, A PROXY MAY BE REVOKED BY THE RECORD OWNER OF SHARES AT ANY TIME BEFORE IT IS EXERCISED.

      THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF ALL THE PROPOSALS PRESENTED.

                                            By Order of the Board of Directors



                                            William W. Traynham
                                            President


Orangeburg, South Carolina
April 17, 2006

                           Community Bankshares, Inc.
                               102 Founders Court
                              Post Office Box 2086
                      Orangeburg, South Carolina 29116-2086


                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                             to be Held May 22, 2006

                -------------------------------------------------


      This Proxy Statement is furnished to shareholders of Community Bankshares, Inc., a South Carolina corporation (herein, unless the context otherwise requires, together with its subsidiaries, the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of Shareholders to be held at the offices of the Company, 102 Founders Court, Orangeburg, South Carolina at 3:00 p.m. on Monday, May 22, 2006, or any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.


      Solicitation of proxies may be made in person or by mail, telephone or other electronic means by directors, officers and regular employees of the Company. The Company may also ask banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock of the Company held of record by such persons, and the Company will reimburse the reasonable forwarding expenses. The cost of solicitation of proxies will be paid by the Company. This Proxy Statement was first mailed to shareholders on or about April 17, 2006.


      The Company's principal executive offices are located at 102 Founders Court, Orangeburg, South Carolina 29115. The Company's telephone number is (803) 535-1060 or (888) 329-1060.

                                  ANNUAL REPORT

      The Annual Report on Form 10-K covering the Company's fiscal year ended December 31, 2005, including financial statements, constitutes the Company's Annual Report to Shareholders and is included (without exhibits) with this Proxy Statement. Such Annual Report does not form any part of the material for solicitation of proxies.

                VOTING PROCEDURES AND MATTERS RELATING TO PROXIES

Voting

         Shareholders who hold their shares of record in their own names can vote their shares by marking the enclosed proxy form, dating it, signing it, and returning it to the Company in the enclosed postage-paid envelope. Shareholders of record can also attend the Annual Meeting and vote in person. Shareholders who hold their shares in street name with a broker or other nominee can direct their vote by submitting voting instructions to the broker or nominee in accordance with the procedure on the voting card provided by the broker or nominee. Shareholders who hold their shares in street name may attend the Annual Meeting, but may not vote in person without a proxy appointment from a shareholder of record.

Revocation of Proxy

      Any record shareholder who returns the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Company of such revocation, (b) by voting in person at the meeting, or (c) by executing and delivering to the Company a later dated proxy. Attendance at the

Annual Meeting will not in itself constitute revocation of a proxy. Any written notice or proxy revoking a proxy should be sent to Community Bankshares, Inc., P.O. Box 2086, Orangeburg, South Carolina 29116-2086, Attention: William W. Traynham, President. Written notice of revocation or delivery of a later dated proxy will be effective upon receipt thereof by the Company. Shareholders who hold their shares in street name with a broker or other nominee may change or revoke their proxy instructions by submitting new voting instructions to the broker or other nominee.

Quorum, Vote Required and Method of Counting Votes


      The Company's only voting security is its no par value Common Stock ("Common Stock"), each share of which entitles the holder thereof to one vote on each matter to come before the Annual Meeting. At the close of business on March 27, 2006, (the "Record Date"), the Company had issued and outstanding 4,425,648 shares of Common Stock, which were held of record by approximately 2,003 persons. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote on matters that come before the Annual Meeting. Shares of the Common Stock may be transferred subsequent to the Record Date. However, all votes must be cast in the names of holders of record on the Record Date.


      The presence in person or by proxy of the holders of one-third of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. If a share is represented for any purpose at the Annual Meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for the purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" or as to which no vote is marked, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the Annual Meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. Directors, officers and regular employees of the Company may solicit proxies for the reconvened meeting in person or by mail, telephone or other electronic means. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

      If a quorum is present at the meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the meeting. "Plurality" means that if there are more nominees than positions to be filled, the individuals who receive the largest number of votes cast for the positions to be filled will be elected as directors. Votes that are withheld or shares that are not voted in the election of directors will have no effect on the outcome of election of directors. Cumulative voting will not be permitted.

      If a quorum is present, all other matters which may be considered and acted upon by the holders of Common Stock at the Annual Meeting will be approved if the votes cast in favor of the proposal at the Annual Meeting exceed the votes cast against the proposal.

Actions to be taken by the Proxies

      If the shareholder appropriately specifies how the proxy is to be voted, it will be voted in accordance with the shareholder's specifications. If the shareholder does not specify how the proxy is to be voted, the proxy will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors. As to any other matter of business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other business.

                              SHAREHOLDER PROPOSALS

      Any shareholder of the Company who wishes to present a proposal for action at the 2007 Annual Meeting of Shareholders must deliver the proposal to the executive offices of the Company, P.O. Box 2086, Orangeburg, South Carolina 29116-2086, Attention: William W. Traynham, President. Any shareholder who wishes for the Company to include any such proposal in its proxy statement and form of proxy for the 2007 Annual Meeting of Shareholders must deliver the proposal to the executive offices of the Company to Mr. Traynham's attention no later than December 18, 2006. If any shareholder proposal is not received by Mr. Traynham by March 3, 2007, proxies solicited by the Board of Directors of the Company will be voted on the proposal in the discretion of the designated proxy agents. Only proper proposals that are timely received will be included in the Company's proxy statement and proxy.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of March 27, 2006, the number and percentage of outstanding shares beneficially owned by (i) each director and director nominee of the Company, (ii) each person named in the Summary Compensation Table, and (iii) all executive officers and directors of the Company as a group. No person is known by the Company to own more than 5% of the outstanding Common Stock.

                                Position in the Company and                  Number of Shares         % of Common
Name                            the Banks*                                  Beneficially Owned      Stock Ownership
----                            ---------------------------                 ------------------      ---------------
E. J. Ayers, Jr.                Director CBI, ONB and CRM;                    96,280   (1)                2.18%
                                Chairman CBI and CRM

Gregory G. Burke                Chief Credit Officer, CBI                      8,000   (2)                   **

Alvis J. Bynum                  Director CBI, SNB and CRM;
                                Vice Chairman CBI                             32,685   (3)                   **

Martha Rose C. Carson           Director CBI and ONB                          66,629   (4)                1.51%

Anna O. Dantzler                Director CBI and ONB                          90,500   (5)                2.05%

Jo H. Davies                    Chief Information Officer, CBI                 3,500   (6)                   **

Thomas B. Edmunds               Director CBI, BR and CRM                      20,000   (7)                   **

Samuel L. Erwin                 CEO and Director, CBI                         21,775   (8)                   **

Charles E. Fienning             Director CBI, Chairman SNB                    16,535   (9)                   **

J. M. Guthrie                   Director CBI, Chairman ONB                   170,000  (10)                3.85%

Richard L. Havekost             Director CBI and FNB                          12,450  (11)                   **

J. V. Nicholson, Jr.            Director CBI, Chairman BR                    135,000  (12)                3.07%

Samuel F. Reid, Jr.             Director CBI and ONB                          53,702  (13)                1.22%

William W. Traynham, Jr.        President and CFO, CBI                        65,511  (14)                1.48%

J. Otto Warren, Jr.             Director CBI and ONB                         176,519  (15)                4.00%

Wm. Reynolds Williams           Chairman FNB, Director CBI                     6,627  (16)                   **


                                       3


Michael A. Wolfe                President, CEO and Director,
                                ONB; Chief Banking Officer CBI                58,854  (17)                1.33%
All executive officers and
directors as a group (22
persons)                                                                   1,157,301  (18)               25.08%
-----------------------------

*CBI - the Company; ONB - Orangeburg National Bank; SNB - Sumter National Bank; FNB - Florence National Bank; BR - Bank of Ridgeway; CRM - Community Resource Mortgage
**Less than one percent.
(1) Includes 1,680 shares owned by Nancy R. Ayers, Mr. Ayers' wife; 2,030 shares owned by an IRA for the benefit of Nancy R. Ayers; 1,680 shares held by an IRA for the benefit of Mr. Ayers; and 5,000 shares subject to stock options which are currently exercisable.
(2)  Includes 8,000 stock options which are currently exercisable.
(3) Includes 5,874 shares owned by Marjorie F. Bynum, Mr. Bynum's wife; and 8,150 shares subject to stock options which are currently exercisable.
(4) Includes 10,250 shares subject to stock options which are currently exercisable.
(5) Includes 10,500 shares held jointly with Charlton Ardis, Mrs. Dantzler's son; and 10,250 shares subject to stock options which are currently exercisable.
(6)  Includes 3,500 stock options which are currently exercisable.
(7)  Includes 10,000 shares held by Lucy Edmunds, Mr. Edmund's wife.
(8)  Includes 20,000 stock options which are currently exercisable.
(9)  Includes 5,070 shares owned by Suzanne S. Fienning, Mr. Fienning's wife.
(10) Includes 159,750 shares owned jointly with Lou D. Guthrie, Mr. Guthrie's wife; and 10,250 shares subject to stock options which are currently exercisable.
(11) Includes 4,050 shares subject to stock options which are currently exercisable.
(12) Includes 67,500 shares owned by Ellen Nicholson, Mr. Nicholson's wife.
(13) Includes 14,052 shares held by Mr. Reid as trustee for his children; 16,800 shares owned by Rosa G. Reid, Mr. Reid's wife; and 10,250 shares subject to stock options which are currently exercisable.
(14) Includes 18,436 shares owned jointly with Margaret S. Traynham, Mr. Traynham's wife; 2,180 shares owned jointly with children; and 23,650 shares subject to stock options which are currently exercisable.
(15) Includes 53,010 shares owned by Mildred J. Warren, Mr. Warren's wife; and 10,250 shares subject to stock options which are currently exercisable.
(16) Includes 600 shares owned jointly with Mary T. Williams, Mr. Williams' wife; and 4,050 shares subject to stock options which are currently exercisable.
(17) Includes 2,352 shares owned by Mr. Wolfe's wife, Joye McGrady Wolfe, as custodian for minor children; and 23,650 shares subject to stock options which are currently exercisable.
(18) Includes 210,883 shares subject to stock options which are currently exercisable.

                              ELECTION OF DIRECTORS

      The Bylaws of the Company provide for a Board of Directors consisting of not less than nine nor more than twenty-four directors divided into three classes each serving three-year staggered terms. The number of directors is currently fixed by the Board at thirteen. Four directors have been nominated for re-election by the shareholders at the 2006 Annual Meeting to serve for three-year terms. All directors serve until their successors are elected and qualified to serve. All of the nominees are presently directors of the Company and have served continuously since first becoming directors.

      Should any of the nominees become unable or unwilling to serve upon election, the proxy agents intend to vote for the election, in his or her stead, of such other person or persons as the Board of Directors of the Company may recommend. The Board of Directors has no reason to believe that any of the proposed directors will be unable or unwilling to serve if elected.

                                   MANAGEMENT
Directors

      The table below sets forth the age, business experience for the past five years, and term in office for each of the directors of the Company. Each of the directors of the Company, except Mr. Erwin, is also a director of one or more of the Company's subsidiaries as shown in the table on page 3. Mr. Erwin is an ex officio, non-voting member of each bank subsidiary board and is a board member of Community Resource Mortgage. There are no family relationships among any of the directors or executive officers of the Company.

Name (and age)                Director Since            Business Experience During the Past 5 Years
--------------                ---------------           -------------------------------------------

                    Nominees for Election to Serve Until 2009

E. J. Ayers, Jr. (73)               1987*               Chairman of the Board of Directors of the Company since
Orangeburg, S.C.                                        January, 1999; Chief Executive Officer of the Company
                                                        from January 1999 until December 2004

Avis J. Bynum (68)                  1996                Retired President, Cities Supply Co., waterwork supplies
Sumter, S.C.                                            distributor

J. Otto Warren, Jr. (78)            1987*               President, Warren and Griffin Lumber Co., Inc. and Home
Orangeburg, S.C.                                        Builder's Supply Co., Inc., builders' supply and lumber
                                                        manufacturer

J. V. Nicholson, Jr. (61)           2002                Retired dentist; Chairman Bank of Ridgeway since 2001;
Ridgeway, S.C.                                          Chairman Ridgeway Bankshares from 2001 to June 2002

                  Current Directors Whose Terms Expire in 2008

Thomas B. Edmunds (68)              2002                Retired financial consultant, Merrill Lynch
Columbia, S.C.

Martha Rose C. Carson (70)          1987*               President, Marty Rae, Inc., apparel and furniture
Orangeburg, S.C.                                        retailers

J. M. Guthrie (78)                  1987*               President,  Superior  Motors,  Inc.;  Vice  President, Superior
Orangeburg,  S.C.                                       Honda  car  dealerships;  Chairman  of the Board of Directors of Orangeburg National Bank since March 1998

Wm. Reynolds Williams (60)          1998                Attorney, Managing Partner, Willcox, Buyck & Williams,
Florence, S.C.                                          P.A.; Chairman of the Board of Directors of Florence
                                                        National Bank since July 1998

Charles E. Fienning (62)            2005                President and Chief Executive Officer of Sumter Packaging
Sumter, S.C.                                            Corporation since 1984; Chairman of the Board of
                                                        Directors of Sumter National Bank since March 2005.




                                       5


                  Current Directors Whose Terms Expire in 2007

Samuel L. Erwin (38)                2005                Chief Executive Officer of the Company since January 2005;
                                                        Senior Vice President and Commercial Relationship Manager
                                                        for Carolina National Bank from June 2002 to December
                                                        2004; Senior Vice President and Market President for
                                                        First Union National Bank from January 2000 to June 2002

Anna O. Dantzler (66)               1994                Retired since 1989; former customer service representative
Orangeburg, S.C.                                        for Orangeburg National Bank

Richard L. Havekost (65)            1998                Licensed professional engineer; Principal in Raldex, Inc.
Florence S.C.                                           (investor in motel properties); Principal and Secretary

                                                        of RDBP, Inc. (retail beverage store); from 1967 to 1993,
                                                        employed by Nucor Corp. in various capacities, including
                                                        Vice President of Nucor Corp. and General Manager of the
                                                        Florence Division


Samuel F. Reid, Jr. (57)            1994                Attorney, Horger, Barnwell & Reid
Orangeburg, S.C.
--------------------

* Includes service as Director of Orangeburg National Bank prior to formation of the Company in 1992.

Executive Officers

         Information about Mr. Erwin, the Chief Executive Officer of the Company is set forth above under "--Directors." Michael A. Wolfe (age 49) has served as President and Chief Executive Officer of Orangeburg National Bank, the Company's largest subsidiary, since 1992, and as Chief Banking Officer for the Company since April 2006. Gregory G. Burke (age 45) has served as Chief Credit Officer of the Company since April 2005. Mr. Burke was a senior credit officer for First Citizens of South Carolina from June 2001 until April 2005. Jo H. Davies (age
42) has served as Chief Information Officer of the Company since 2002. Ms. Davies was a self-employed systems analyst and information technology consultant from 1997 until her employment by the Company in 2002. William W. Traynham (age
50) has served as President  and Chief  Financial  Officer of the Company  since
1992.

                               GOVERNANCE MATTERS

Attendance at Meetings of the Board of Directors and Shareholder Meetings

         The Board of Directors of the Company held 12 meetings during 2005. Each director, except Mr. J. Otto Warren, attended at least 75% of the total number of meetings of the Board of Directors and committees on which he or she served during the period in 2005 for which he or she served as director.

         The Company encourages, but does not require, its directors to attend annual meetings of shareholders. Last year, 10 of the Company's 13 directors attended the annual meeting of shareholders.

Board Member Independence

         The American Stock Exchange's Listing Standards require that a majority of the members of the Board of Directors be independent as defined by Section 121A of the Exchange's Listing Standards. The Company has determined that the following directors are independent under the listing standards: Alvis J. Bynum, Martha Rose C. Carson, Anna O. Dantzler, Thomas B. Edmunds, Charles E. Fienning,
J. M. Guthrie,  Richard L. Havekost, J. V. Nicholson,  Jr., Samuel F. Reid, Jr.,
J. Otto Warren, and Wm. Reynolds Williams.

Committees of the Board of Directors

Audit Committee


         The Company  has an Audit  Committee  established  in  accordance  with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee is comprised of Alvis J. Bynum, Thomas B. Edmunds (chairman), Anna O. Dantzler, Charles E. Fienning, Richard L. Havekost, and J. V. Nicholson, Jr., all of whom are non-employee directors. Each member of the Audit Committee is independent as defined in Section 121A of the American Stock Exchange's listing standards, as modified or supplemented, and also meets the independence standards of the Securities and Exchange Commission's Rule 10A-3(b). The Audit Committee is responsible for appointment of the independent auditors and oversees the internal and external audit function. The Audit Committee met eight times in 2005. The Audit Committee acts pursuant to a written charter adopted by the Board of Directors, a copy of which was attached to the 2004 Proxy Statement and is available on the Company's website at www.communitybanksharesinc.com.

Compensation Committee

         The Company has a Compensation Committee comprised of Wm. Reynolds Williams, J. M. Guthrie, Charles E. Fienning, J. V. Nicholson and Alvis J. Bynum (chairman). Each member of the Compensation Committee is independent as defined in Section 121A of the American Stock Exchange's listing standards, as modified or supplemented. The Compensation Committee makes recommendations to the Board of Directors concerning the compensation for the senior officers of the Company. The Compensation Committee met twice during 2005.

Governance and Nominating Committee

         The Company has a Governance and Nominating committee comprised of Alvis J. Bynum, Martha Rose Carson, Thomas B. Edmunds, Richard L. Havekost, and Samuel F. Reid (chairman). Each member of the Governance and Nominating Committee is independent as defined in Section 121A of the American Stock Exchange's listing standards, as modified or supplemented. The committee operates pursuant to a charter approved by the Board of Directors, a copy of which is available on the Company's website at www.communitybanksharesinc.com. The Governance and Nominating Committee met twice during 2005.

         In recommending director candidates, the Committee takes into consideration such factors as it deems appropriate based on the Company's current needs. These factors generally include diversity, age, skills such as understanding of banking and general finance, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, community activities and relationships, commitment to a significant financial investment in the Company, and the interrelationship between the candidate's experience and business background and other Board members' experience and business background, as well as the candidate's ability to devote the required time and effort to serve on the Board.

         The Committee will consider for nomination by the Board director candidates recommended by shareholders if the shareholders comply with the following requirements. If a shareholder wishes to recommend a candidate to the Committee for consideration as a Board of Directors' nominee, such shareholder must submit in writing to the Committee the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. This information must be delivered to the Chairman of the Committee at the Company's address and must be received no later than January 15 in any year for a potential candidate to be considered as a potential Board of Directors' nominee. The Committee may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will receive the same consideration that the Committee's candidates receive.

         Director candidates recommended by shareholders will not be considered for recommendation by the Committee as potential Board of Directors' nominees if the shareholder recommendations are received later than January 15 in any year. However, shareholders may nominate director candidates for election at the annual meeting, but no person who is not already a director may be elected at an annual meeting of shareholders unless that person is nominated in writing at least 30 days prior to the meeting. Such nominations, other than those made by or on behalf of the existing management of the Company, must be made in writing and must be delivered or mailed to the President of the Company, not less than 30 days prior to any meeting of Shareholders called for the election of Directors. Nominations not made in accordance with these requirements may be disregarded by the presiding officer of the meeting, and upon his instructions, the vote tellers shall disregard all votes cast for each such nominee.

Shareholder Communications with the Board of Directors

         Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Community Bankshares, Inc., P.O. Box 2086, Orangeburg, South Carolina 29116. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communication" is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

         In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Audit Committee. In the case of communications addressed to committees of the Board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.

                             MANAGEMENT COMPENSATION

Executive Officer Compensation


         The following table summarizes for the years ended December 31, 2005, 2004 and 2003 the compensation awarded to, earned by or paid to following executive officers of the Company: the Chief Executive Officer, the President, the Chief Credit Officer, the Chief Information Officer, and the current chief executive officer of Orangeburg National Bank, the Company's largest subsidiary. No other executive officer of the Company earned or was awarded or paid compensation greater than $100,000 in 2005.

                           Summary Compensation Table

                                                                                                              Long-Term
                                                                                                            Compensation
                                                                                                            ------------
                                                          Year             Annual Compensation(1)              Awards
                                                          ----       --------------------------------------    ------
                                                                                               Other Annual   Securities   All Other
                                                                                                Compen-      Underlying    Compen-
                                                                     Salary         Bonus       sation(1)      Options    sation (2)
                                                                     ------         -----       ---------      -------    ----------
 Samuel L. Erwin (3) ................................     2005      $190,000      $ 30,000      $ 49,210       10,000     $  3,069
     Chief Executive Officer of Community
     Bankshares, Inc.

William W. Traynham ................................      2005      $144,000      $ 38,000             -            -     $  5,321
     President of Community Bankshares .............      2004       139,000        50,000             -            -        5,432
                                                          2003       135,000        42,072             -        5,000        4,333

Michael A. Wolfe ...................................      2005      $144,000      $ 40,000             -            -     $  3,084
     President and Chief Executive .................      2004       139,000        50,000             -            -        5,463
     Officer of Orangeburg National Bank ...........      2003       135,000        42,072             -        5,000        4,050


Gregory G. Burke (4) ...............................      2005      $ 97,749      $ 18,000             -        8,000     $      -
     Chief Credit Officer of Community
     Bankshares, Inc.

Jo H. Davies .......................................      2005      $115,211      $ 22,000             -            -     $  3,523
     Chief Information Officer of ..................      2004       109,725         7,533             -            -        3,255
     Community Bankshares, Inc. ....................      2003       100,884         7,069             -        3,500        3,030

(1) Perquisites and other personal benefits paid to each such person did not exceed in the aggregate the lesser of $50,000 or 10% of his or her annual salary and bonus, except with respect to Mr. Erwin, who received $9,000 in auto-related payments and $40,210 in one-time moving expense reimbursements.
(2) This column sets forth Company contributions made on behalf of the named executive officers to the 401(k) plan maintained by the Company for all eligible employees.
(3)  Mr. Erwin became Chief Executive Officer in January, 2005.
(4)  Mr. Burke's employment with the Company commenced in April, 2005.

                          Option Grants in Fiscal 2005

                                                            Individual Grants
                                 --------------------------------------------------------------
                                  Number of      % of Total                                           Potential realizable
                                 Securities        Options                                              value at assumed
                                 Underlying      Granted to       Exercise                           annual rates of stock
                                   Options        Employees        Price            Expiration       price appreciation for
        Name                       Granted         in 2005      (per share)            Date                option term
        ----                       -------         -------      -----------            ----          ----------------------
                                                                                                         5%         10%
                                                                                                      --------     -------
Samuel L. Erwin (1)                10,000           22.0%         $18.00             1/4/2010         $113,201    $286,874
                                   10,000           22.0%         $17.00           12/31/2010         $106,912    $270,936
Gregory G. Burke (2)                8,000           17.6%         $17.40            3/29/2010         $ 87,542    $221,849

(1) The options were granted at the closing price on the American Stock Exchange on the date of grant. 10,000 of such options were granted on January 3, 2005 and 10,000 were granted on December 30, 2005. The options are nonqualified and were immediately vested.
(2) The options were granted at the closing price on the American Stock Exchange on March 28, 2005, the date of grant. The options are nonqualified and were immediately vested.

       Aggregated Option Exercises in 2005 and 2005 Year End Option Values

         The following table sets forth information about stock options held at December 31, 2005 by the executive officers listed in the Summary Compensation Table. No options were exercised by such persons in 2005.

                                           Number of Securities                   Value of Unexercised
                                          Underlying Unexercised                      In-the-Money
                                               Options 12/31/05                     Options 12/31/05(1)
                                               ----------------                     -------------------
Name                                Exercisable(2)      Unexercisable        Exercisable       Unexercisable
----                                --------------      -------------        -----------       -------------
Samuel L. Erwin                       20,000                   -                    -                 -
William W. Traynham                   23,650                   -             $130,685                 -
Michael A. Wolfe                      23,650                   -             $130,685                 -
Gregory G. Burke                       8,000                   -                    -                 -
Jo H. Davies                           3,500                   -                    -                 -

----------------------
(1) Based on a fair value of $17.00 per share, the closing price of a share of the Company's common stock on the American Stock Exchange on December 31, 2005.
(2) The table below summarizes the number of options held by each officer, the option price and the vesting dates.

                              Number
                                of
Optionee                      Options      Option Price        Vesting Date
--------                      -------      ------------        ------------

Samuel L. Erwin               10,000             $17.00            1/4/2005
                              10,000             $18.00          12/31/2005

William W. Traynham            8,400              $7.62           4/27/1998
                               5,250             $12.83           2/17/2000
                               5,000             $11.00           2/26/2002
                               5,000             $18.85          10/27/2004

                              Number
                                of
Optionee                      Options      Option Price        Vesting Date
--------                      -------      ------------        ------------

Michael A. Wolfe               8,400              $7.62           4/27/1998
                               5,250             $12.83           2/17/2000
                               5,000             $11.00           2/26/2002
                               5,000             $18.85          10/27/2004


Gregory G. Burke               8,000             $17.40           3/29/2005

B. Jo Davies                   3,500             $18.85          10/27/2004


Compensation Committee Interlocks and Insider Participation

         The members of the Compensation Committee for the year ended December 31, 2005 were Wm. Reynolds Williams, J. M. Guthrie, Charles E. Fienning, J. V. Nicholson and Alvis J. Bynum (chairman).

         The law firm of Willcox, Buyck & Williams, P.A. in which Wm. Reynolds Williams is a member, provided legal services to the Company in 2005, and is continuing to provide legal services to the Company in 2006.

Board Report on Executive Compensation

         The Compensation Committee is required to report to the shareholders the basis for the Committee's actions in determining the compensation for Community Bankshares' executive officers.

         The Community Bankshares compensation program is designed to attract, retain, and motivate executive officers who are responsible for carrying out the company's strategic plan. The components of the compensation plans for the executive officers are reviewed and approved annually by the Compensation Committee. Four important variables are used by the committee in managing these compensation programs and making individual compensation decisions. These are:

          o External competitiveness as determined by the use of survey data regarding similar positions in other banking companies,

          o Internal equity as determined by the relative value of each position in executing the company's strategic plan,

          o    Financial  performance  of  the  company  for  the  year,  and

          o    Individual performance of each executive officer for the year.

         There are three primary forms of compensation for the company's executive officers:

          o Base salary (Initially determined to be externally competitive and internally equitable) - Increases in base salary are determined by the use of formal salary increase guidelines. These guidelines result in salary increase decisions based upon individual performance and the individual's position in the salary range for his or her position. Base salary increase decisions for executive officers are made by the CEO. Base salary for the CEO was specified in his initial employment contract executed January 1, 2005.

          o Senior Management Incentive Plan - Annual cash incentives are directly linked to performance. For CBI executives, 50% of each individual's incentive award is determined by Community Bankshares' financial performance. The other 50% of the award is determined by performance based on individual goals established at the beginning of the year. For Mr. Wolfe 37.5% of his incentive award is determined by Community Bankshares' financial performance, 37.5% by Orangeburg National's financial performance, and 25% by performance based on individual goals established at the beginning of each year. An individual target award of 25% to 40% of base salary is established for each executive officer and awards can range from 0 to 150% of this target depending on individual performance and financial performance. Incentive awards for executive officers are recommended by the CEO and are approved by the Compensation Committee. The CEO's contract specifies a maximum performance based incentive award which is also subject to review and approval by the Compensation Committee.


          o Long term incentives - From time to time, the company provides stock options to executive officers. Stock option awards provide an incentive that focuses each executive's attention on managing the company from the perspective of a stockholder with an equity stake in the business. The economic value of stock options awarded is directly tied to the future performance of Community Bankshares stock and will provide value to the recipient only when the price of Community Bankshares stock increases over the option price. Stock option awards for executive officers are approved by the Board of Directors. Stock option awards for the CEO are specified in his contract executed at the time of his hiring.

         During 2005, base salaries paid were as follows: Mr. Erwin, CEO, $190,000; Mr. Traynham, President and CFO, $144,000; Mr. Burke, Chief Credit Officer, $125,000 (his employment began April 1, so this amount was prorated); Ms. Davies, Chief Information Officer, $115,211; and Mr. Wolfe, President and CEO of Orangeburg National Bank, $144,000.

         Awards from the Senior Management Incentive Plan paid in 2006 for performance in 2005 were as follows: Mr. Traynham, $38,000; Mr. Burke, $18,000 (prorated from employment date of April 1, 2005); Ms. Davies, $22,000; and Mr. Wolfe, $40,000. Although the Company's financial performance in 2005 failed to meet the earnings threshold set in the plan, the Compensation Committee and Board of Directors elected to invoke a provision in the plan that allows for exceptions in the case of unusual circumstances. They decided to pay incentives based on the performance of the individuals because they concluded that the negative earnings impact from one subsidiary should not totally negate the important contributions of key officers. Mr. Erwin's incentive award as determined by his performance and the terms of his contract was $30,000.

         Stock option awards made in 2005 were as follows:

          o Mr. Erwin received a grant of 10,000 shares on January 3, 2005 at $18.00 per share and a grant of 10,000 shares at $17.00 per share on December 30, 2005. These grants are nonqualified options which immediately vested and expire in five years. They were granted in conformity with his initial employment contract.

          o Mr. Burke received a grant of 8,000 shares on March 28, 2005 at $17.40 per share. These grants are nonqualified options which immediately vested and expire in five years.

         This report summarizes the current Board practice with regard to CEO and executive officer compensation for 2005.

                 Alvis J. Bynum (chair)         J. V. Nicholson, Jr.
                 Charles E. Fienning            Wm. Reynolds Williams
                 J. M. Guthrie


Shareholder Return Performance Graph

         The Company is required to provide its shareholders with a line graph comparing the Company's cumulative total shareholder return with a performance indicator of the overall stock market and either a published industry index or a Company-determined peer comparison. Shareholder return (measured through increases in stock price and payment of dividends) is often a benchmark used in assessing corporate performance and the reasonableness of compensation paid executive officers.

         The performance graph below compares the Company's cumulative total return over the most recent five year period with the Russell 2000 Index (reflecting overall stock market performance for small cap stocks) and the SNL Southeast Bank Index (reflecting changes in banking industry stocks in the southeastern U. S.), and a peer group index consisting of all the publicly traded banks and thrifts in South Carolina. Returns are shown on a total return basis, assuming the reinvestment of dividends and a beginning stock index price of $100 per share The total five year return was calculated for each of the banks in the peer group taking into consideration changes in stock price, cash dividends, stock dividends and stock splits since December 31, 2000. The individual results were then weighted by the market capitalization of each bank relative to the entire peer group. Values presented for the Company are based on transactions as reported through the American Stock Exchange

         The peer group consists of the following South Carolina publicly traded financial institutions: .


             Company                                        City          State
             -------                                        ----          -----
             SCBT Financial Corporation                     Columbia       SC
             Community Capital Corp.                        Greenwood      SC
             South Financial Group, Inc. (The)              Greenville     SC
             First Citizens Bancorporation, Inc.            Columbia       SC
             First Community Corporation                    Lexington      SC
             Peoples Bancorporation, Inc.                   Easley         SC
             Southcoast Financial Corporation               Mt. Pleasant   SC
             Union Financial Bancshares, Incorporated       Union          SC
             Summit Financial Corporation                   Greenville     SC
             Greenville First Bancshares, Inc.              Greenville     SC
             HCSB Financial Corporation                     Loris          SC
             Community First Bancorporation                 Walhalla       SC
             First South Bancorp, Inc.                      Spartanburg    SC
             First Reliance Bancshares, Inc.                Florence       SC
             Beach First National Bancshares, Inc.          Myrtle Beach   SC
             First National Bancshares, Inc.                Spartanburg    SC
             Greer Bancshares Incorporated                  Greer          SC
             Grandsouth Bancorporation                      Greenville     SC
             Bank of South Carolina Corporation             Charleston     SC
             Coastal Banking Company, Inc.                  Beaufort       SC
             People's Community Capital Corporation         Aiken          SC
             New Commerce BanCorp                           Greenville     SC
             Security Federal Corporation                   Aiken          SC
             Coastal Financial Corporation                  Myrtle Beach   SC
             First Financial Holdings, Inc.                 Charleston     SC
             Great Pee Dee Bancorp, Inc.                    Cheraw         SC

Community Bankshares, Inc.












                                                                             Period Ending
                                                  -----------------------------------------------------------------------
Index                                             12/31/00    12/31/01    12/31/02    12/31/03      12/31/04     12/31/05
-----                                             --------    --------    --------    --------      --------     --------
Community Bankshares, Inc.                          100.00      121.09      154.46      186.93        181.64       172.73
Russell 2000                                        100.00      102.49       81.49      120.00        142.00       148.46
SNL Southeast Bank Index                            100.00      124.58      137.62      172.81        204.94       209.78
Community Bankshares Peer Group*                    100.00      130.14      158.15      213.35        251.77       244.85

*The Community Bankshares Peer Group consists of publicly traded banks and thrifts headquartered in South Carolina.

Employment Agreements

         The Company has entered into employment agreements with its Chief Executive Officer, Samuel L. Erwin, its President, William W. Traynham, and Michael A. Wolfe, the President and Chief Executive Officer of Orangeburg National Bank, its largest subsidiary. Each agreement was for an initial term of three years and, at the end of the initial term, each agreement automatically renews for an additional year unless notice that it will not renew is given as provided in the agreement. Each agreement provides for a base salary; eligibility for bonuses and participation in incentive compensation plans as determined by the Board; benefits such as club dues, 401(k) plan participation and contribution matching, health and dental insurance, reimbursement of employment related expenses, vacation, and participation in other benefits generally provided to Company employees. In addition, Mr. Erwin's agreement provides for the granting of stock options, an automobile allowance, and life insurance. Each agreement has terms dealing with payments to the executives upon termination under various circumstances, including upon a change of control of the Company, and terms dealing with noncompetition and confidentiality of Company information.

         The foregoing descriptions of the Employment Agreements are merely summaries of such agreements and are qualified in their entirety by reference to the agreements, which are included in the Company's filings with the Securities and Exchange Commission.

Director Compensation

         Community Bankshares Inc. paid directors' fees of $400 per month during 2005; Orangeburg National Bank paid directors' fees of $800 per month during 2005; Sumter National Bank paid directors' fees of $600 per month during 2005; and Florence National Bank and the Bank of Ridgeway paid directors' fees of $500 per month during 2005. Community Resource Mortgage Inc. paid directors' fees of $200 per month during 2005. The Company and its subsidiaries only pay directors' fees to outside directors. The foregoing directors' fees totaled $312,200 for Community Bankshares Inc. and its subsidiaries in 2005.

1997 Stock Option Plan

         The 1997 Stock Option Plan, as amended, reserves a total of 785,600 shares for issuance under the Plan. Options may be granted pursuant to the Plan to persons who are employees of the Company or any subsidiary (including officers and directors who are employees) at the time of grant. At December 31, 2005, the Company and its subsidiaries had 194 employees. Non-employee directors are also permitted to participate in the Plan. Such non-employee directors are only eligible to be granted non-qualified stock options.

         All incentive stock options must have an exercise price not less than the fair market value of the Common Stock at the date of grant, as determined by the Board of Directors. Non-qualified options will have such exercise prices as may be determined by the Board of Directors at the time of grant, and such exercise prices may be less than fair market value. The Board of Directors may set other terms for the exercise of the options but may not grant to any one holder more than $100,000 of incentive stock options (based on the fair market value of the optioned shares on the date of the grant of the option) which first become exercisable in any calendar year. The Board of Directors also selects the employees to receive grants under the plan and determines the number of shares covered by options granted under the plan. No options may be exercised after ten years from the date of grant, options may not be transferred except by will or the laws of descent and distribution, and options may be exercised only while the optionee is an employee of the Company, within three months after the date of termination of employment, or within twelve months of death or disability. The number of shares reserved for issuance under the Plan, the number of shares covered by outstanding options, the exercise price and the exercise date of options will be adjusted in the event of changes in the number of outstanding shares of common stock effected without receipt of consideration by the Company. The Board of Directors may amend, suspend or terminate the Plan, but may not increase (except as discussed above) the maximum number of shares reserved for issuance under the Plan, or materially modify the eligibility requirements under the Plan without shareholder approval or ratification. The plan will terminate on March 16, 2007, and no options will be granted thereunder after that date.

         As of March 31, 2006, there were outstanding incentive options to purchase 316,723 shares and nonqualified options to purchase 195,350 shares. The market value of the Common Stock on March 16, 2006 was $16.00 per share.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The banks have loan and deposit relationships with some of the directors of the Company and some of the directors of the subsidiaries of the Company and with companies with which the directors are associated as well as members of the immediate families of the directors ("Affiliated Persons"). (The term "members of the immediate families" for purposes of this paragraph includes each person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, and brothers and sisters-in-law.) The total loans outstanding to these parties at December 31, 2005, were $7,071,000. Loans to Affiliated Persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not, at the time they were made involve more than the normal risk of collectibility or present other unfavorable features.

         The law firm of Horger, Barnwell & Reid, L.L.P. in which Samuel F. Reid, a director of the Company, is a partner, provided legal services to the Company in 2005, and is continuing to provide legal services to the Company in 2006. The law firm of Willcox, Buyck & Williams, P.A. in which Wm. Reynolds Williams, a director of the Company, is a member also provided legal services to the Company in 2005, and is continuing to provide legal services to the Company in 2006.

                  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING
                                   COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their ownership of the Company's Common Stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Forms 3, 4 and 5 and written representations made to the Company, it appears that all such reports for these persons were filed in a timely fashion during 2005, except Messrs. Traynham, Wolfe and Erwin were each late in filing one Form 5 with respect to one transaction. It is the Company's practice to assist directors with filing of Section 16(a) reports.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee has appointed J. W. Hunt & Company, LLP, independent certified public accountants, as independent auditors for the Company and its subsidiaries for the current fiscal year ending December 31, 2006. A representative of J. W. Hunt & Company, LLP is expected to be present at the 2006 Annual Meeting and will be given the opportunity to make a statement on behalf of the firm if he or she so desires, and will respond to appropriate questions from shareholders.

Fees Billed by Independent Auditors

         The following table sets forth the aggregate fees expected to be billed by and billed by J.W. Hunt & Company, LLP, the Company's independent auditors for audit services rendered in connection with the consolidated financial statements and reports for the fiscal years ended December 31, 2005 and December 31, 2004, and for other services rendered during fiscal years 2005 and 2004, on behalf of the Company and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services, which have been billed to the Company.

Fee Category                            2005   % of Total      2004   % of Total
------------                            ----   ----------      ----   ----------

Audit Fees .......................   $112,300      85%      $ 99,150       85%
Audit-Related Fees ...............      8,525       6%         6,515        6%

Tax Fees:
     Tax compliance/preparation ..     11,900       9%        11,270        9%
     Other tax services ..........          -       -              -        -
                                     --------     ---       --------      ---
       Total Tax Fees ............     11,900       9%        11,270        9%
                                     --------     ---       --------      ---
 All Other Fees ...................         -       -              -        -
                                     --------     ---       --------      ---
Total Fees .......................   $132,725     100%      $116,935      100%
                                     --------               --------

         Audit Fees: Audit fees include fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports, and services that are normally provided by the Company's independent auditor in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation.

         Audit-Related Fees: Audit-related fees include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees". These services include employee benefit plan audits, attest services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and agreed upon procedures required by various government agencies, such as the Federal Home Loan Bank or the Department of Housing and Urban Development.

         Tax Fees: Tax fees include fees for tax compliance/preparation and other tax services. Tax compliance/preparation fees include fees billed for professional services related to federal and state tax compliance.

         All Other Fees: All other fees would include fees for services other than those reported above. No other services were provided by J.W. Hunt & Company, LLP in either year.

         In making its decision to appoint J.W. Hunt & Company, LLP as the Company's independent auditors for the fiscal year ending December 31, 2006, the Audit Committee considered whether services other than audit and audit-related services provided by that firm are compatible with maintaining the independence of J.W. Hunt & Company, LLP.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

         The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) provided by the independent auditors, subject to possible limited exceptions for non-audit services described in Section 10A of the Securities Exchange Act of 1934, which are approved by the Audit Committee prior to completion of the audit. The Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its next scheduled meeting.

         General pre-approval of certain audit, audit-related and tax services is granted by the Committee at the first quarter Audit Committee meeting. The Committee subsequently reviews fees paid. Specific pre-approval is required for all other services, of which there were none during the year. During 2005, all audit and permitted non-audit services were pre-approved by the Committee.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2005. The Audit Committee has discussed with the Company's independent auditors, J. W. Hunt & Company, LLP, the matters required to be discussed by Statement on Auditing Standards 61, as modified or supplemented. The Audit Committee has also received the written disclosures and the letter from J. W. Hunt & Company, LLP, required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with J. W. Hunt & Company, LLP, their independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

         Alvis J. Bynum                 Richard L. Havekost
         Anna O. Dantzler               J. V. Nicholson, Jr.
         Charles E. Fienning            Thomas B. Edmunds, Chair

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

         A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2005, including financial statements (but not including exhibits), is being provided free of charge with this Proxy Statement to each shareholder of record. Copies of exhibits to the Form 10-K will be provided upon written request to William W. Traynham, President, Community Bankshares, Inc., Post Office Box 2086, Orangeburg, South Carolina 29116, at a charge of 20(cent) per page. Copies of the Form 10-K and exhibits may also be downloaded from the Securities and Exchange Commission website at http://www.sec.gov. The 10-K is also available on the Company's website at www.communitybanksharesinc.com.

                        REFERENCES TO OUR WEBSITE ADDRESS

         References to the Company's website address throughout this Proxy Statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission's rules or the American Stock Exchange. These references are not intended to, and do not, incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.

                           INCORPORATION BY REFERENCE

         The "Board Report on Executive Compensation," the "Audit Committee Report" and the information set forth under the caption "Shareholder Return Performance Graph" are not deemed to be filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any prior or future filings made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates such information by reference.

                                 OTHER BUSINESS

         The Board of Directors of the Company does not know of any other business to be presented at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

[X]  PLEASE MARK VOTES                PROXY
     AS IN THIS EXAMPLE
                           COMMUNITY BANKSHARES, INC.

                        PROXY SOLICITED ON BEHALF OF THE
                    BOARD OF DIRECTORS FOR ANNUAL MEETING OF
                      SHAREHOLDERS - MONDAY, MAY 22, 2006

     Samuel L. Erwin and William W. Traynham, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies all the shares of Common Stock of Community Bankshares, Inc. held of record by the undersigned on the Record Date at the Annual Meeting of Shareholders to be held on May 22, 2006, and at any adjournment thereof, as follows:

1.   Election of Directors.      For         Withhold          For All Except
                                 [ ]           [ ]                 [ ]


NOMINEES:  Three Year Terms:  E. J. Ayers,  Jr.,
                              Alvis J. Bynum,
                              J. Otto Warren, Jr. and
                              J. V. Nicholson, Jr.


Instructions: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

________________________________________________________________________________

2. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

     THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

     Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If more than one trustee, all should sign. All joint owners must sign.


Please be sure to sign and date         Date
  this Proxy in the box below.
                                        ________________________________________


______________________________          ________________________________________
Shareholder sign above                  Co-holder (if any) sign above


________________________________________________________________________________
   Detach above card, sign, date and mail in postage paid envelope provided.

                           COMMUNITY BANKSHARES, INC.
________________________________________________________________________________
                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
________________________________________________________________________________

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

______________________________________________________

______________________________________________________

______________________________________________________